FFLC BANCORP, INC.
                            800 NORTH BOULEVARD, WEST
                                 P.O. BOX 490420
                          LEESBURG, FLORIDA 34749-0420
                                 (352) 787-3311

                                                                  March 31, 2004

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of FFLC Bancorp, Inc. (the "Company") to be held on May 13, 2004, at the Leesburg Community Building, 109 E. Dixie Avenue, Leesburg, Florida, at 2:00 p.m.

      As described in the enclosed Proxy Statement, the election of three directors and the ratification of the appointment of auditors for fiscal 2004 are scheduled to be presented for stockholder action at the Annual Meeting. There will also be a report on the operations of First Federal Savings Bank of Lake County (the "Bank"), the wholly-owned subsidiary of the Company. Detailed information concerning the activities and operating performance of the Bank during the fiscal year ended December 31, 2003, is contained in the 2003 Annual Report to Stockholders, which accompanies the Proxy Statement. Directors and officers of the Company, as well as representatives of the Company's independent auditors, will be present to respond to any questions which stockholders may have.

      The Board of Directors of the Company has determined that approval of the matters to be considered at the meeting is in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends a vote "FOR" each matter to be considered.

      We hope you will be able to attend the Annual Meeting in person. Whether or not you expect to attend, we urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

      On behalf of the Board of Directors and all of the employees of the Company and the Bank, I wish to thank you for your support and interest. I look forward to seeing you at the Annual Meeting.

                                           Sincerely,


                                           Stephen T. Kurtz
                                           President and Chief Executive Officer

                               FFLC BANCORP, INC.
                            800 NORTH BOULEVARD, WEST
                                 P.O. BOX 490420
                          LEESBURG, FLORIDA 34749-0420

                   -------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On May 13, 2004

                   -------------------------------------------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ( the "Annual Meeting") of FFLC Bancorp, Inc. (the "Company") will be held at the Leesburg Community Building, 109 E. Dixie Avenue, Leesburg, Florida, on May 13, 2004, at 2:00 p.m. Eastern time.

      A Proxy Statement and proxy card for the Annual Meeting are enclosed. The Annual Meeting is being held for the purpose of considering and voting upon the following matters:

      1     The election of three directors for terms of three years, each;

      2. The ratification of the appointment of Hacker Johnson & Smith PA as independent auditors of the Company for the fiscal year ending December 31, 2004; and

      3. Such other matters as may properly come before the meeting, and at any adjournments thereof.

      Pursuant to the Bylaws of the Company, the Board of Directors has fixed March 15, 2004, as the voting record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only holders of the common stock of the Company as of the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Company may adjourn the Annual Meeting in order to permit the Company to solicit additional proxies. A list of stockholders entitled to vote at the Annual Meeting will be available at 800 North Boulevard, West, Leesburg, Florida, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

                                          By Order of the Board of Directors


                                          Sandra L. Rutschow
                                          Secretary
Leesburg, Florida
March 31, 2004

EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                               FFLC BANCORP, INC.
                            800 NORTH BOULEVARD, WEST
                                 P.O. BOX 490420
                          LEESBURG, FLORIDA 34749-0420
                                 (352) 787-3311

                   -------------------------------------------

                                 PROXY STATEMENT

                   -------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 13, 2004

                   -------------------------------------------

Solicitation and Voting of Proxies

      This Proxy Statement is being furnished to stockholders of FFLC Bancorp, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 13, 2004, at 2:00 p.m., Eastern time, at the Leesburg Community Building, 109 E. Dixie Avenue, Leesburg, Florida, and at any adjournments thereof. The 2003 Annual Report to Stockholders, containing the consolidated financial statements for the fiscal year ended December 31, 2003, and a proxy card accompany this Proxy Statement which is first being mailed to stockholders on or about March 31, 2004.

      Regardless of the number of shares of common stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted FOR the election of each of the nominees for director named in this Proxy Statement, and FOR the ratification of Hacker Johnson & Smith PA as independent auditors for the fiscal year ending December 31, 2004.

      The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any that may properly come before the Annual Meeting or any adjournments thereof.

      A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

      The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail, telephone, or telegraph by the Company's directors, officers and regular employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Householding of Proxy Statements

      The Securities and Exchange Commission has adopted rules that permit companies to mail a single proxy statement to two or more shareholders sharing the same address--a practice known as "householding." Householding provides greater convenience to shareholders and saves the Company money by reducing excess printing and mailing costs. You may have been identified as living at the same address as another Company shareholder. If this is the case and unless the Company receives contrary instructions from you, we will continue to "household" your proxy statement and annual report for the reasons stated above.

      If you are a shareholder at a shared address to which a single copy of both the proxy statement and the annual report has been delivered, Registrar and Transfer Company, the Company's transfer agent, has undertaken to deliver a separate copy of this proxy statement and the annual report to you promptly upon written or oral request. If you are such a shareholder and you would like to receive your own copy of this proxy statement and the annual report, please contact Registrar and Transfer Company either by phone at (800) 368-5948, by fax at (908) 497-2318, by e-mail at info@rtco.com, or by mail at 10 Commerce Drive, Cranford, New Jersey 07016-3572, and indicate that you are a shareholder at a shared address and would like an additional copy of each document.

      If, on the other hand, you are a multiple shareholder sharing an address and are receiving multiple copies of this proxy statement, please contact Registrar and Transfer Company at the phone number or address listed above and all shareholders at the shared address can request that only a single copy be mailed to your address in the future. If you are the beneficial owner, but not the recordholder, of Company shares and wish to receive a copy of this proxy, you will need to contact your broker and request that your broker send you a copy of the proxy statement and the annual report.

      If your shares are not registered in your own name, an intermediary other than Registrar and Transfer Company may be responsible for "householding" your proxy statement. If that is the case, and you want to obtain a separate copy of the proxy statement and annual report, please contact Registrar and Transfer Company either by phone at (800) 368-5948, by fax at (908) 497-2318, by e-mail at info@rtco.com, or by mail at 10 Commerce Drive, Cranford, New Jersey 07016-3572, indicate that you are a shareholder at a shared address and request an additional copy of each document. Since Registrar and Transfer has no record of your stock ownership, it will be necessary for you to provide Registrar and Transfer Company with your name and address and it will be necessary to identify who is the recordholder of your shares.

      If your shares and those of another shareholder sharing an address are not registered in your own names, and you are receiving multiple copies of the proxy statement and annual report, please contact your recordholder. All shareholders at the shared address can request the record holder to mail only a single copy to your address in the future.

Voting Securities

      The securities which may be voted at this Annual Meeting consist of shares of common stock of the Company, par value $.01 per share (the "Common Stock"), with each share entitling its owner to one vote on each matter to be voted on at the Annual Meeting, except as indicated below. There is no cumulative voting for the election of directors.

      The close of business on March 15, 2004, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The total number of shares of the Company's Common Stock outstanding on the Record Date (exclusive of Treasury shares) was 5,397,554 shares.

      The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote (after giving effect to the limitation described below, if applicable) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

      In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board to implement and apply the Limit.

      As to the election of Directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld. Consequently, votes that are withheld in the election of directors and broker non-votes will have no effect on the election.

      As to other matters that may properly come before the Annual Meeting, by checking the appropriate box, a shareholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) ABSTAIN from voting on such item. Under the Company's Certificate of Incorporation and

Bylaws, other matters shall be determined by a majority of the votes cast affirmatively or negatively, without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter unless otherwise required by law.

      Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board, who will not be employed by, or be a director of, the Company or any of its affiliates.

Participants in the Bank's KESOP

      If you participate in the First Federal Savings Bank of Lake County Employee Stock Ownership Plan and 401(k) Plan (the "KESOP"), you will receive a voting authorization form that reflects all shares you may vote under this plan. Under the terms of the KESOP, all shares held by the KESOP are voted by the trustee, but each participant in the KESOP may direct the trustee as to the manner in which shares of Company common stock allocated to each participant's account are to be voted. Allocated shares for which no voting instructions are received will be voted by the trustee in the same proportion as shares for which the trustee has received voting instructions. The deadline for returning your voting instructions to the trustee is April 16, 2004.

Corporate Governance

      The Company has established a Nomination and Corporate Governance Committee and periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company's operations. As part of that periodic corporate governance review, the Board of Directors reviews and adopts corporate governance policies and practices for the Company.

Code of Ethics and Business Conduct

      The Company has adopted a Code of Ethics and Business Conduct that is designed to promote the highest standards of ethical conduct by the Company's directors, executive officers and employees. The Code requires that the Company's directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interest. Under the terms of the Code, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics and Business Conduct.

      A copy of the Code of Ethics and Business Conduct will be furnished without charge to stockholders of record upon written request to FFLC Bancorp, Inc., Ms. Sandra L. Rutschow, Secretary, P.O. Box 490420, Leesburg, Florida 34749-0420.

Security Ownership of Certain Beneficial Owners

      Persons and groups owning in excess of five percent of the Company's Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information regarding persons known to be beneficial owners of more than five percent of the Company's outstanding Common Stock as of February 29, 2004.

                                                                       Amount and Nature of
                                       Name and Address                     Beneficial               Percent of
 Title of Class                      of Beneficial Owner                    Ownership                   Class
 --------------                      -------------------                    ---------                   -----
Common Stock               First Federal Savings Bank of Lake                529,703                    9.81%
                           County Employee Stock Ownership and
                           401(k)Plan(1)
                           800 North Boulevard, West
                           Leesburg, Florida 34748

Common Stock               First Manhattan Co. (2)                           306,995                    6.30%
                           437 Madison Avenue
                           New York, New York 10022

----------------
(1) A committee of management has been appointed by the Board of Directors (the "Retirement Committee") to administer the KESOP, and the Bank of New York, an unaffiliated corporation, serves as trustee for the KESOP (the "KESOP Trustee"). The KESOP Trustee must vote all allocated shares held in the KESOP in accordance with the instructions of the participating employees. As of the record date, all shares of the Common Stock in the KESOP had been allocated.

(2) The information furnished is derived from a Schedule 13G/A filed by the First Manhattan Co. on February 12, 2004, and a Schedule 13D filed by First Manhattan Co. on October 29, 1996, as the general partner of First Save Associates, L.P.

                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

      The Board of Directors currently consists of eight directors and is divided into three classes. Each of the eight members of the Board of Directors of the Company also serves on the Board of Directors of First Federal Savings Bank of Lake County (the "Bank"). Directors are elected for classified terms of three years, each, with the term of office of only one class of directors expiring in each year. Directors serve until their successors are elected and qualified.

      The names of the three nominees for election to the Board of Directors are set forth below, along with certain other information concerning such individuals and the other members of the Board as of February 29, 2004. Management believes that such nominees will stand for election and will serve if elected as directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted FOR the election of all nominees proposed by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to the Nominees, Continuing Directors and Executive Officers

      The following table sets forth, as of February 29, 2004, the names of the nominees, the continuing directors, and the named executive officers of the Company as well as their ages; a brief description of their recent business experience, including present occupations and employment; certain directorships held by each; the year in which each became a director of the Bank and the year in which his term as director of the Company expires. This table also sets forth the amount of Common Stock and the percentage thereof beneficially owned as of February 29, 2004, by each director and all directors and executive officers as a group as of that date.

                                                                    Expiration        Shares of
           Name and Principal                                           of           Common Stock    Ownership as
         Occupation at Present                        Director       Term as         Beneficially    a Percent of
        and for Past Five Years              Age      Since(1)       Director        Owned(2)(4)         Class
Nominees:

Howard H. Hewitt                             66         2000           2004            86,215(3)         1.57%
Mr. Hewitt is the President and CEO of
Hewitt Contracting Company, Inc., a
highway and heavy construction company
which builds highways, bridges and
utilities and is engaged in land
development.

H.D. Robuck, Jr.                             56         1997           2004           154,656(3)         2.82%
Mr. Robuck is a practicing attorney and
the Chief Executive Officer of Romac
Lumber Company, a Lake County based
supplier of construction materials.

Stephen T. Kurtz                             50         1990           2004           157,309(5)         2.87%
Mr. Kurtz is the President and Chief
Executive Officer of the Company.  He
also serves as President and Chief
Executive Officer and a director of the
Bank.
----------------------------------------

Continuing Directors:

James P. Logan                               55         1990           2005            72,303(3)         1.32%
A director of the Bank, he is President
and owner of Logan Sitework
Contractors, Inc., a firm primarily
involved in the residential
construction industry.

Ted R. Ostrander, Jr.                        55         1995           2005           31,000(3)           __*
A director of the Bank, he is President
of Lassiter-Ware, Inc., an insurance
agency.

Claron D. Wagner                             72         1987           2006           87,777(3)         1.60%
A director of the Bank, he is
President, Woody Wagner, Inc. Former
partner in Wagner Construction
Company.

Paul K. Mueller                              52         1993           2006          163,765(5)         2.98%
Mr. Mueller is the Executive Vice
President and Treasurer of the
Company.  He also serves as the
Executive Vice President, Treasurer and
Chief Operations Officer and a director
of the Bank.

Joseph J. Junod                              67         1987           2006           51,511(3)           __*

A director of the Bank, Mr. Junod
retired in 1991 as the general manager
of Avesta Sheffield Pipe, Wildwood,
Florida.

Executive Officer
Who Is Not A Director

Sandra L. Rutschow                           64          -              -             51,496(5)           __*
Secretary and Vice President of the
Bank and Secretary of the Company.

All directors and executive                                                          856,032           15.59%
officers as a group (nine persons)

-----------------------
*Does not exceed 1.0% of the Company's Common Stock.

(1) Includes years of service as a director of the Company's predecessor, the Bank.

(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported.

(3) Includes 30,207 options granted to each Outside Director serving on January 4, 1994, under the FFLC Bancorp, Inc. 1993 Stock Option Plan for Outside Directors all of which became immediately exercisable upon the date of grant (January 4, 1994), 3,552 options of 7,553 granted to Director Ostrander on January 26, 1995 upon his election as a director, and 7,553 options granted to Director Robuck on December 31, 1997, upon his election as a director. On December 19, 2003, 6,053 shares remaining from the 1993 Plan were granted to the Outside Directors and were immediately exercisable.

(4) Includes a total of 75,471 options granted to three outside directors under the FFLC Bancorp, Inc. 1993 Stock Option Plan for Outside Directors, which are currently exercisable.

(5) Includes 4,018, 4,000 and 1,000 shares subject to options granted to Messrs. Kurtz, Mueller and Mrs. Rutschow, respectively, which become exercisable December 19, 2004.

Meetings of the Board of Directors and Committees of the Board of the Company

      The Board of Directors of the Company conducts its business through meetings of the Board and through the activities of its committees. The Board of Directors of the Company meets monthly and may have additional meetings as needed. The Board of Directors of the Company, held 12 meetings in 2003. All of the directors of the Company attended at least 75% in the aggregate of the total number of the Company's board meetings held and committee meetings on which such director served during fiscal 2003. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

      The Executive Committee consists of all members of the Board of Directors. The purpose of this Committee is to review matters pertaining to day-to-day operations, including review of operational policies and procedures and loan approval. During fiscal 2003, this Committee met 11 times.

      During 2003, the Company established a separately designated, standing Audit Committee consisting of three outside Directors of the Company, Messrs. Logan (Chairman), Ostrander and Junod, each of whom is an independent director as independence is defined in the listing standards of the NASDAQ. Each member of the Audit Committee also meets the requirements for independence contained in Regulation 240.10A-3 of the Securities and Exchange Commission. The Board has determined that the Audit Committee has one member serving on the Audit Committee, Joseph Junod, who is an Audit Committee Financial Expert as that term is used in Item 401 (h) of Regulation S-K of the Securities and Exchange Commission. The Audit Committee selects and engages the independent auditors, meets with and administers the engagement of the independent auditors, and evaluates policies and procedures relating to auditing functions and internal controls. This Committee held 6 meetings in fiscal 2003. For further information, with respect to the Audit Committee and its members, please see the Report of the Audit Committee on page 16.

      The Nomination and Corporate Governance Committee has been established as a separately designated standing committee. For 2004, the Committee is comprised of Messrs. Hewitt, Junod, Logan and Ostrander, each of whom meets the recently adopted requirements for independence in the listing standards for the NASDAQ National Market System. The Committee operates under a charter approved by the Board of Directors of the Company, a copy of which is available on the Company's website, www.1stfederal.com. The committee will consider nominees recommended by stockholders, but has not actively solicited or received any such nominations in recent years. In considering prospective nominees, the Committee will consider the prospect's relevant financial and business experience, familiarity with and participation in the Bank's market area, the integrity and dedication of the prospect, his independence and other factors the Committee deems relevant. The Committee will apply the same criteria to nominees recommended by security holders as those recommended by management. Nominations by stockholders must comply with certain procedural and informational requirements set forth in the Company's Bylaws. See "Advance Notice of Business to be Conducted at an Annual Meeting." The Nominating Committee met on February 12, 2004.

      In 2003, the Compensation Committee of the Company consisted of Directors Wagner, Junod, Logan, Ostrander, Robuck and Hewitt. The Compensation Committee is responsible for the 2003 Compensation Committee Report on Executive Compensation. The Committee establishes compensation for the Chief Executive Officer and the Executive Vice-President and Treasurer and reviews the compensation for the other officers and employees and the profit sharing program, when necessary. The Compensation Committee met 3 times during 2003.

Directors' Compensation

      Fees. Directors do not receive fees from the Company for service on the Company's Board. In 2003, the monthly retainer for service on the Board of Directors of the Bank was $900. Directors are paid additional fees of $200 per member for attendance at meetings of the Bank's Executive Committee held on days other than when the Board of Directors meets and $100 for Audit Committee, Loan Committee and Bylaws Committee meetings. Messrs. Kurtz and Mueller, officers of the Company, do not receive fees for serving as directors of the Company.

      1993 Stock Option Plan for Outside Directors. The Company maintains the FFLC Bancorp, Inc., 1993 Stock Option Plan for Outside Directors (the "Directors' Option Plan"). The Directors' Option Plan provides that each outside director serving on the Board of Directors as of the effective date of the plan and each subsequent outside director appointed or elected to the Board will be granted an option to purchase 7,553 shares of Company common stock. All options granted under the Directors' Option Plan expire upon the earlier of 20 years following the date of grant or one year following the date the optionee ceases to be a Director for any reason other than removal for cause.

      Recognition and Retention Plan for Outside Directors. The Bank maintains the First Federal Savings Bank of Lake County Recognition and Retention Plan for Outside Directors (the "Directors' RRP"). The Directors' RRP provides that each outside director serving on the Board as of the effective date of the plan and each subsequent outside director will receive a stock award for 3,021 shares of restricted Company common stock (if available under the plan). The Awards vest in three equal annual installments commencing 15 months after the effective date of the award. Awards are nontransferable and nonassignable. .

Executive Compensation

      The report of the compensation committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

      Compensation Committee Report on Executive Compensation. Under rules established by the Securities and Exchange Commission ("SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of that requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

      In 2003, the Compensation Committee was made up of all outside directors of the Company and was responsible for determining annual compensation levels for the Chief Executive Officer and the Executive Vice President and Treasurer. The Compensation Committee also is responsible for determining the amount to be contributed to the Bank's profit sharing plan, which is distributed to all full-time employees who have completed at least one year of service.

      The Compensation Committee generally meets three times each year. In December, the Compensation Committee reviews management recommendations for officer compensation. The Compensation Committee determines salary levels after reviewing published surveys of compensation paid to executives performing similar duties with institutions of comparable asset size and geographic location. Specifically, the Committee utilizes the salary survey of the Florida Bankers Association, the survey of America's Community Bankers and the SNL Executive Compensation Review. In addition, the Compensation Committee considers available executive compensation data of other local, publicly traded financial institutions. In making those compensation decisions, the Compensation Committee also considers the earnings and condition of the Bank, the contribution of each executive officer to the success of the Bank and the results of any supervisory examination of the Bank.

      At the meeting held on December 18, 2003, and, based upon the criteria listed above, the Compensation Committee increased the salary of Stephen T. Kurtz, the President and Chief Executive Officer, from $197,800 to $247,800, an increase of 25%. At that same meeting, the salary of Paul K. Mueller, Executive Vice President and Treasurer was increased from $156,300 to $160,998, a 3% increase.

      The Compensation Committee also meets in June and in November to consider the funding of the Bank's profit sharing plan. The profit sharing plan is generally funded based upon the overall profitability of the Bank with profit sharing plan distributions made in June and December. All full-time personnel with at least one year of service are eligible to participate in the profit sharing plan. Distribution of funds to employees under the profit sharing plan is based upon salary and job performance.

                      Compensation Committee of the Company

                                Claron D. Wagner
                                 James P. Logan
                                 Joseph J. Junod
                              Ted R. Ostrander, Jr.
                                H.D. Robuck, Jr.
                                Howard H. Hewitt



      Stock Performance Graph. The following graph shows a comparison of cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock assuming reinvestment of dividends, with the cumulative total return of companies in the Nasdaq National Market, the Nasdaq Bank Index and the SNL OTC Bank Index and the SNL Thrift Index for the period beginning on December 31, 1998, and ending on December 31,2003. This is the last year the Company will be able to present the NASDAQ Bank Index for comparison.

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                      Period Ending
                          ---------------------------------------------------------------------
Index                        12/31/98   12/31/99    12/31/00   12/31/01    12/31/02   12/31/03
-----------------------------------------------------------------------------------------------
FFLC Bancorp, Inc.             100.00      96.24       96.90     139.64      203.37     301.81
NASDAQ - Total US              100.00     185.95      113.19      89.65       61.67      92.90
NASDAQ Bank Index*             100.00      96.15      109.84     118.92      121.74     156.62
SNL OTC Bank Index             100.00      96.08      110.92     120.73      124.18     160.28
SNL Thrift Index               100.00      81.69      130.44     139.42      166.32     235.45

* Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2004. Used with permission. All rights reserved. crsp.com.

      Summary Compensation Table. The following table sets forth the cash compensation paid by the Bank, for services rendered during the fiscal years ended December 31, 2003, 2002 and 2001, to the Chief Executive Officer and to the Executive Vice President and Treasurer, who were the only executive officers to receive compensation in salary and profit sharing in excess of $100,000 in the fiscal year ended December 31, 2003.

                                                               Annual Compensation
                                                                                                 All Other
                                                                                               Compensation
    Name and Principal Position             Year          Salary ($)        Bonus ($)             (1)(2)
-------------------------------------  ---------------- ---------------  -----------------  --------------------
Stephen T. Kurtz                            2003          $197,816            $70,562             $22,237
President, Chief Executive Officer          2002           192,203             53,464              27,203
and Director                                2001           180,010             27,429              18,269

Paul K. Mueller                             2003          $156,297            $55,593             $22,464
Executive Vice President,                   2002           151,846             45,495              26,974
Treasurer and Director                      2001           146,001             23,487              18,223

---------------------
(1) Includes employer-matching contributions under the 401(k) Plan in 2003 of $12,000, each, for Messrs. Kurtz and Mueller.

(2) Includes $10,237 for Mr. Kurtz and $10,464 for Mr. Mueller which represent the value of allocations made in 2003 under the Bank's ESOP.

      Employment Agreements. The Bank and the Company have entered into employment agreements with Mr. Stephen T. Kurtz and Mr. Paul K. Mueller. Each employment agreement provides for a three-year term of employment that extends on a daily basis until either the executive, the Bank or the Company provides written notice of non-renewal, at which time the term of the agreement becomes fixed at three years. Under each employment agreement, the Board of Directors of the Bank reviews the base salary of the executive annually. In addition to the base salary, each employment agreement provides for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing fringe benefits available to similarly situated executive personnel.

      Each employment agreement provides for termination by the Company and the Bank for cause, as defined in the employment agreements, at any time. If the Company or the Bank chooses to terminate the executive's employment for reasons other than for cause, or if the executive resigns from the Company or the Bank after specified circumstances that would constitute constructive termination, then the executive or, if he dies, his beneficiary, would be entitled to receive a sum equal to the remaining payments due on the agreement, including base salary, profit sharing and contributions that would have been made on the executive's behalf to any employee benefit plans of the Bank and the Company during the remaining term of his employment agreement. The Company would also continue and/or pay for executive's life, medical, dental and disability coverage for the remaining term of the employment agreement. Each employment agreement restricts the executive's right to compete against the Bank or the Company for a period of one year from the date of termination of the agreement if executive's employment is terminated without cause, unless termination follows a change in control.

      Under the agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Company (as defined in the agreements), executive or, in the event of his death, executive's beneficiary would be entitled to a severance payment or liquidated damages, or both, in a sum equal to three times the average of the three preceding taxable years' "annual compensation" (as defined in the agreements). The Bank or the Company would also continue the executive's life, medical, dental and long-term disability coverage for thirty-six months. Even though both the Bank and Company employment agreements provide for a severance payment if a change in control occurs, the executives would not receive duplicative payments or benefits under the agreements.

      The maximum present value of the severance benefits under the employment agreements is 2.99 times the executive's average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount"). The agreements also provide for continued coverage under the Bank's life, medical, dental and long-term disability programs for a 36-month period following a change in control.

      All reasonable costs and legal fees paid or incurred by the executive under any dispute or question of interpretation relating to his employment agreement are to be paid by the Bank or Company if the executive is successful on the merits in a legal judgment, arbitration or settlement. Each employment agreement also provides that the Bank and Company shall indemnify the executive to the fullest extent legally allowable.

      The following table provides certain information with respect to the number of shares of Common Stock acquired on exercise of stock options and the value realized thereon and the number of shares of Common Stock represented by outstanding stock options held by the Named Executive Officers as of December 31, 2003. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the price of the Common Stock as of the end of the fiscal year on December 31, 2003.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES


                                                      Number of Securities
                                                     Underlying Unexercised
                        Shares           Value      Options at Fiscal Year End   Value of Unexercised In-the-Money
                      Acquired on      Realized                 (#)              Options at Fiscal Year End ($)(1)
       Name          Exercise (#)         ($)        Exercisable/Unexercisable       Exercisable/Unexercisable
------------------- ----------------  ------------  ---------------------------- -----------------------------------
Stephen T. Kurtz           0               0                 0 / 4,018                       0 / $8,076
Paul K. Mueller            0               0                 0 / 4,000                       0 / $8,040

--------------------------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on December 31, 2003, less the option exercise price. Options are in-the-money if the market value of the shares covered by the options is greater than the exercise price.

Compliance with Section 16 of the Exchange Act

      Section 16(a) of the Securities and Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., and to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that all filing requirements applicable to its executive officers, directors and 10% stockholder were met during 2003, except for Directors Wagner and Hewitt. As a result of administrative errors, Mr. Wagner's trust reported the sale of 4,000 shares made on June 16, 2003, on August 20, 2003, and Mr. Hewitt's trust reported the purchase of 330 shares made on May 27, 2003, on June 16, 2003, the purchase of 330 shares made on July 28, 2003, on August 6, 2003, and the purchase of 734 shares made on October 20,2003, on December 1, 2003.

Transactions with Related Persons

      Federal regulations generally require that loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the board of directors.

      Except as hereafter indicated, the Bank currently makes loans to its executive officers and directors on the same terms and conditions offered to the general public. All loans made by the Bank to its executive officers and directors are made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

      Claron D. Wagner, a director and Chairman of the Board of the Company, is the President of Woody Wagner, Inc., a firm engaged in construction and in supervision and consulting on construction. During 2003, the Company paid Woody Wagner, Inc., a total of $733,206 for various construction projects and for the supervision of construction projects.

      H. D. Robuck, Jr., a director of the Company, is the owner and President of H. D. Robuck, Jr., P.A., a law firm. Mr. Robuck also owns a 10% interest in First Alliance Title, L.L.C., a 90% owned subsidiary of the Company. In 2003, the Company paid the law firm legal fees of $124,209 and paid the law firm $15,527 in fees for legal services provided to First Alliance Title Company.

      Ted R. Ostrander, Jr., a director of the Company, is the President of Lassiter-Ware, Inc., an insurance agency. The insurance premiums paid by the Company to the agency during 2002 were less than 5% of the Company's gross revenues and Mr. Ostrander has advised the Company that the insurance premiums paid by the Company to the agency during 2003 were less than 5% of the agency's gross revenues.

      Ken Wagner, the son of director Claron D. Wagner, owns a 25% interest in a construction firm, Wagner Construction Company, L.L.C. During 2003, the Company paid a total of $784,680 to Wagner Construction Company, L.L.C. for the construction of two bank branch offices.

      In accordance with applicable regulations, the Bank extends credit to its directors and executive officers pursuant to a benefit program that is widely available to employees of the Bank and does not give preference to any executive officer or director over other employees of the Bank. Set forth below is certain information relating to loans made pursuant to that benefit program in excess of $60,000 made to executive officers and directors which were outstanding at December 31, 2003.

                                                                  Balance as of
                           Date of Loan or        Original        December 31,
         Name               Modification           Amount             2003            Note Rate       Market Rate
-----------------------   ------------------   ---------------   ----------------   --------------   ---------------
Ted R. Ostrander              06/28/02            $560,000          $549,956            6.00%            6.50%
James P. Logan                09/20/01            $160,000          $ 74,268            6.25%            6.50%
H.D. Robuck, Jr.              01/04/02            $259,795          $206,661            6.00%            6.50%

Report of the Audit Committee

      The Audit Committee of the Board of Directors is responsible for selecting, evaluating and engaging the independent accountants, administering the engagement of the independent auditors and otherwise assisting the Board in fulfilling its responsibility to the shareholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee reviews the independence of the auditors and their annual audit. As presently constituted, the Audit Committee is comprised of 3 directors, each of whom is independent under NASDAQ's current listing standards. In addition, each member of the Audit Committee meets the requirements for independence contained in Regulation 240.10A-3 of the Securities and Exchange Commission. The Audit Committee acts under a written charter adopted by the Board of Directors, which was amended in 2003. A copy of the Amended Charter of the Audit Committee is attached as Appendix A to this proxy statement.

      The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Audit Committee Pre-Approval Policies and Procedures

      The Audit Committee has established a policy and procedure to require the Audit Committee's pre-approval before the independent auditor is engaged to render any audit or non-audit service to the Company.

Complaints

      The Audit Committee has established procedures for the receipt, retention, and treatment of complaints received regarding accounting, internal accounting controls and auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Persons seeking to utilize those procedures or to comment on such matters should telephone 1-866-292-2087.

                            James P. Logan, Chairman
                              Ted R. Ostrander, Jr.
                                 Joseph J. Junod

                     PROPOSAL 2. RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

      The Company's financial statements as of December 31, 2002 and 2003 and for each of the years in the three-year period ended December 31, 2003 were audited by Hacker Johnson & Smith PA. That same firm has been selected by the Audit Committee to perform the independent audit duties for 2004 for the Company and the Bank and the Board of Directors has ratified that selection.

      A representative of Hacker Johnson & Smith PA will be present at the Annual Meeting, will be given an opportunity to make a statement if so desired and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

      Unless marked to the contrary, the shares represented by the enclosed Proxy, if executed and returned, will be voted FOR ratification of the appointment of Hacker Johnson & Smith PA as the independent auditors of the Company.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF HACKER JOHNSON & SMITH PA AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                             ADDITIONAL INFORMATION

Stockholder Proposals

      To be considered for inclusion in the Company's proxy statement in connection with the annual meeting of stockholders to be held following fiscal year ending December 31, 2003, a stockholder proposal must be received by the Secretary of the Company, at the address set forth on the first page of this Proxy Statement, no later than November 30, 2003. Any shareholder proposal submitted to the Company will be subject to SEC Rule 14a-8 under the Exchange Act.

Stockholder Communication

      The Board of Directors has developed the following procedure for stockholders to send communications to the board of directors or to individual members of the Board. All communications from stockholders should be sent to FFLC Bancorp, Inc., 800 North Boulevard West, Post Office Box 490420, Leesburg, FL 34749-0420.

      Communications regarding financial or accounting policies should be made to the attention of James P. Logan, Chairman of the Audit Committee. Other communications to the Board of Directors should be made to the attention of Sandra L. Rutschow, Corporate Secretary of the Company. Communications to individual members of the Board should also be sent directly to the individual director at the Company's address.

      All communications sent to the Chairman of the Audit Committee and those sent to an individual director will go directly to such individuals and will not be screened or reviewed by Company or Bank personnel. Any communication sent to the Board to the attention of Mrs. Rutschow will be reviewed by her to ensure that the communication relates to the business of the Company before being reviewed by the Board of Directors.

Advance Notice of Business to be Conducted at an Annual Meeting

      The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, and describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Other Matters that may Properly Come Before the Meeting

      The Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

                              INDEPENDENT AUDITORS

      The independent public accounting firm of Hacker Johnson & Smith PA has acted as the independent auditors of the Company and the Bank for 2003.

Audit Fees

      Hacker Johnson & Smith PA billed the Company aggregate fees of $62,500 for fiscal year 2002 and $68,500 for fiscal year 2003 for professional services rendered for the audit of the Company's annual consolidated financial statements and for the reviews of the condensed consolidated financial statements included in the Company's Forms 10-Q for the year ended December 31, 2003.

Audit-Related Fees

      The Company did not pay Hacker Johnson & Smith PA any Audit-Related Fees for fiscal years 2002 or 2003.

Tax Fees

      Hacker Johnson & Smith PA billed the Company $7,500 for fiscal year 2002 and $8,000 for fiscal year 2003 for tax related services.

All Other Fees

      The Company did not pay Hacker Johnson & Smith PA any Other Fees for fiscal years 2002 or 2003.

Audit Committee Determination

      The Audit Committee of the Board of Directors has considered and determined that the independent auditors did not provide other non-audit services to the Company that would be incompatible with maintaining the auditor's independence.

Please Return Your Proxy Card.

      Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

      A copy of the Form 10-K (without exhibits) for the year ended December 31, 2003, as filed with the SEC, will be furnished without charge to stockholders of record upon written request to FFLC Bancorp, Inc., Ms. Sandra L. Rutschow, Secretary, P.O. Box 490420, Leesburg, Florida 34749-0420. The Form 10-K can also be accessed through the Bank's World-Wide Web Internet Site at "http://www.1stfederal.com".

                                                     By Order of the Board of
                                                     Directors


                                                     Sandra L. Rutschow
                                                     Secretary
Leesburg, Florida
March 31, 2004

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                      Appendix A

                               FFLC BANCORP, INC.

                            CHARTER - AUDIT COMMITTEE

                                Mission Statement

      The mission of the audit committee (the "Audit Committee") of FFLC Bancorp, Inc., (the "Company") is to assist the Board of Directors of the Company (the "Board") in overseeing all material aspects of financial reporting, internal control, and audit functions, placing particular emphasis on the qualitative aspects of financial reporting, on compliance with applicable legal, ethical, and regulatory requirements, on ensuring the objectivity and clarity of the financial statements and on evaluating the risks inherent in the operations of the Company. To carry out its mission, the committee must maintain strong, positive working relationships with management, with independent and internal auditors, counsel, and other Audit Committee advisors.


Organization

      The Audit Committee will be comprised of three or more directors as determined annually by the Board, each of whom shall satisfy the definition of independent director for Audit Committee members as defined in the qualitative listing requirements for the Nasdaq Stock Market, and applicable Securities and Exchange Commission rules and regulations. All members of the Audit Committee must be financially literate at the time of appointment. They must have the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. In addition, at least one member of the Audit Committee shall have past employment in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including having been a chief executive officer, chief financial officer or other senior officer with oversight responsibilities. The members of the Audit Committee will be elected by the Board on an annual basis.

Functions

      The primary functions of the Audit Committee are: to be directly responsible for the appointment, compensation and oversight of the Company's independent accountants; to review and be responsible for the integrity of the financial reports and other financial information to be provided by the Company to any governmental body or to the public, including any certification, report, opinion or review performed by the Company's independent accountants; to assure the Company's compliance with legal and regulatory requirements; to determine the independent accountant's qualifications and independence; to provide for the performance of the Company's internal audit functions; to review the system of internal controls and disclosure procedures regarding finance, accounting, legal compliance and ethics that management and the Board have established; to oversee the Company's auditing, accounting and financial reporting processes generally; and to provide for the preparation of information required by the rules of the Securities and Exchange Commission to be included in the Company's annual reports and proxy statements.

Responsibilities

      In carrying out its responsibilities, the Audit Committee recognizes that its policies and procedures must be flexible in order to react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with applicable requirements and of the highest quality. To fulfill its responsibilities and duties the Audit Committee shall:

1. Provide an open avenue of communication between management, the independent auditor, the internal auditors and the Board.

2. Meet at least quarterly to review the Company's financial statements. At the request of the Audit Committee, or at the request of the independent auditors, a representative of the independent auditors will attend a meeting of the Audit Committee. At any meeting attended by management and the independent auditors or by regulatory examiners, management will be excused from a portion of the meeting to permit the Audit Committee to meet in closed session with the auditors or examiners. At any meeting, a majority of the members of the Audit Committee shall constitute a quorum.

3.    Keep written minutes for all meetings.

4. Review with the independent auditor and internal auditors the work to be performed by each to assure completeness of coverage, the reduction of redundant efforts and the effective use of audit resources.

5. Review all significant risks or exposures to the Company found during audits performed by the independent auditor or the internal auditors and ensure that items of concern are discussed with management. From those discussions, assess and report to the Board regarding how the findings should be addressed.

6. Review recommendations from the independent auditor and internal auditors regarding internal controls and other matters relating to the accounting policies and procedures of the Company.

7. Following each meeting of the Audit Committee, the chairman of the committee will submit a report to the Board including any recommendations that the Committee deems appropriate.

8. Ensure that the independent auditor discusses with the Audit Committee its judgment about the quality of the Company's accounting principles as applied in the financial statements. The discussion should include such issues as the clarity of the financial disclosures of the Company and the auditor's judgment as to the degree of aggressiveness or conservatism of the accounting principles and underlying estimates of the Company and other significant decisions made by management in preparing the financial disclosures.

9. Review the audited annual financial statements of the Company and the independent auditor's opinion regarding such financial statements, including a review of the nature and extent of any significant changes in accounting principles.

10. Arrange for the independent auditor to be available to the full Board at least annually to discuss the results of the annual audit and the audited financial statements that are a part of the annual report to shareholders.

11. Review with management, the independent auditor, the internal auditors and legal counsel, legal and regulatory matters that may have a material impact on the financial statements.

12. Review with management and the independent auditor all interim financial reports to be filed pursuant to the Securities Exchange Act of 1934.

13.   Generally discuss earnings releases and financial information.

14. Select the independent auditor, considering independence and effectiveness, and be ultimately responsible for the compensation and oversight of the independent auditor engaged for the purpose of preparing or issuing an audit report or related work, and be responsible for the resolution of disagreements between management and the auditor regarding financial reporting. Each registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work shall report directly to the Audit Committee. The Audit Committee shall be responsible for confirming the independence of the independent auditor and shall require the independent auditor to disclose in writing all relationships that, in the auditor's professional judgment, may reasonably bear on the auditor's ability to perform the audit independently and objectively.

15.   Review the performance of the independent auditor.

16. Review the activities, organizational structure and qualifications of the internal auditors. The Audit Committee should also review and concur in the appointment, replacement, reassignment, or dismissal of the internal auditors.

17. Be authorized to retain independent counsel and other advisers as the Audit Committee deems necessary to carry out its duties and to assist it in the conduct of any investigation. In connection therewith, the Audit Committee shall be provided appropriate funding, as determined by the Audit Committee, for the payment of accountants and advisors.

18. Establish procedures for (1) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters, and (2) the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

19. Approve, in advance, all permissible audit and non-audit services to be provided by the independent auditor. Such approval process will ensure that the independent auditor does not provide any non-audit service to the Company that is prohibited by law or regulation.

20. Set clear hiring policies for hiring employees or former employees of the independent auditors.

21.   Review all related-party transactions.

      In addition to the responsibilities identified above, the Audit Committee will review this Charter on an annual basis to assure that it remains adequate to address the responsibilities of the Committee. Further, the Committee will disclose statement to stockholders in each annual proxy whether it satisfied the responsibilities during the prior year in compliance with the Charter, and will provide a copy of the Charter either in the annual report to shareholders or as an appendix to the proxy statement unless a copy has been provided within the past three years.

Adopted February 26, 2004

 |X|  PLEASE MARK VOTES                      REVOCABLE PROXY
      AS IN THIS EXAMPLE                    FFLC BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS                                          1.    The election as directors of all       With-
         MAY 13, 2004                                                         nominees listed below (except as  For  hold  Except
          2:00 p.m.                                                           marked to the contrary):          |_|   |_|    |_|

      The undersigned hereby appoints the official proxy
committee, consisting of each member of the Board of FFLC               Howard H. Hewitt   H. D. Robuck, Jr.  Stephen T. Kurtz
Bancorp, Inc. (the "Company"), each with full power of
substitution, to act as attorneys and proxies for the
undersigned, and to vote all shares of Common Stock of the              (INSTRUCTION: To withhold authority to vote for any
Company which the undersigned is entitled to vote only at               individual nominee, mark "Except" and write that nominee's
the Annual Meeting of Stockholders, to be held at the                   name in the space provided below.)
Leesburg Community Building, 109 E. Dixie Avenue,
Leesburg, Florida, on May 13, 2004, at 2:00 p.m., and at
any and all adjournments thereof, as follows:                           ------------------------------------------------------------


                                                                        2.    The approval of Hacker, Johnson   For Against Abstain
                                                                              & Smith PA as the Company's       |_|   |_|     |_|
                                                                              independent auditors for the
                                                                              fiscal year ending December 31,
                                                                              2004.

                                                                        3.    On such other matters as may properly come before
                                                                              the meeting and at any adjournment thereof in
                                                                              accordance with their best judgment.

                                                                              THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH
                                                                        OF THE LISTED PROPOSALS.

                                                                              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

                                                                              This proxy is revocable and will be voted as
                                                                        directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any
                                             ------------               other business is presented at the Annual Meeting, this
                                             Date                       proxy will be voted by those named in this proxy in their
                                                                        best judgment. At the present time, the Board of Directors
        Please be sure to sign and date                                 knows of no other business to be presented at the Annual
          this Proxy in the box below                                   Meeting.
---------------------------------------------------------
                                                                              The signer acknowledges receipt from the Company
                                                                        prior to the execution of this proxy of a Notice of
                                                                        Meeting and of a Proxy Statement dated March 31, 2004, as
------Stockholder sign above--Co-holder (if any) sign-----              well as a copy of FFLC Bancorp's 2003 Annual Report.
      above
                                                                              Please sign exactly as your name appears on this
Stockholder Assistance                                                  card. When signing as attorney, executor, administrator,
                                                                        trustee or guardian, please give your full title. If
      Stockholders requiring a change of address, records               shares are held jointly, each holder should sign, but the
      or information lost certificates or dividend checks               signature of one holder is sufficient, unless contested.
      should contact FFLC Bancorp's transfer agent:

                 Registrar and Transfer Company
                 10 Commerce Drive
                 Cranford, New Jersey 07016
                 800-368-5948

             [First Federal Savings Bank of Lake County Letterhead]



Dear KSOP Participant:

     On behalf of the Board of Directors of FFLC Bancorp, Inc. (the "Company"), I am forwarding the attached vote authorization form provided for the purpose of conveying your voting instructions to the Bank of New York, as trustee for the First Federal Savings Bank of Lake County Employee Stock Ownership Plan and 401(k) Plan ("KSOP"), on the proposals to be presented at the 2004 Annual Meeting of Stockholders of FFLC Bancorp, Inc., to be held on May 13, 2004. We have posted the Notice and Proxy Statement for the Annual Meeting and the Company's Annual Report to Stockholders in the FFLC section on First Federal's website at http://www.1stfederal.com, and you can retrieve them from there on your office computer.

     As a participant in the KSOP, you are entitled to direct the vote of all shares of Company common stock credited to your account as of March 15, 2004, the Annual Meeting Record Date. If you do not direct the KSOP Trustee as to how to vote the shares of Company common stock credited to your KSOP account, or your voting instructions are not received by the KSOP Trustee by April 16, 2004, the KSOP Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants subject to its fiduciary duties.

     In order to direct the voting of the shares of Company common stock credited to your KSOP account, please complete and sign the attached vote authorization form and return it in the enclosed envelope no later than April 16, 2004. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or First Federal Savings Bank of Lake County. An independent third party will tabulate the voting instructions and provide the KSOP Trustee with the results.

                                                         Sincerely,

                                                         /s/ Brenda M. Grubb
                                                         -----------------------
                                                         Brenda M. Grubb
                                                         Human Resources Manager

NAME:_______________________________________
           (Print Name)
                             VOTE AUTHORIZATION FORM
                             -----------------------

     I, the undersigned, understand that the Bank of New York, as Trustee is the holder of record and custodian of all shares attributable to me of FFLC Bancorp, Inc. (the "Company") common stock under the First Federal Savings Bank of Lake County Employee Stock Ownership and 401(k) Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders on May 13, 2004.

     Accordingly, you are to vote all shares attributable to me as follows:

     1. The election as directors of all nominees listed (except as marked to the contrary below)

        Howard H. Hewitt and H.D. Robuck, Jr. and Stephen T. Kurtz

                  FOR               VOTE WITHHELD              FOR ALL EXCEPT
                  ---               -------------              --------------

                  [_]                   [_]                        [_]

         INSTRUCTION:To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below:

          ----------------------------------------------------------------------

     2. The approval of Hacker, Johnson & Smith PA as the Company's independent auditors for the fiscal year ending December 31, 2004.

                  FOR                 AGAINST                    ABSTAIN
                  ---                 -------                    -------

                  [_]                   [_]                        [_]

     The Trustee is hereby authorized to vote any shares held in trust and attributable to me as indicated above. I understand that if I sign this form without indicating specific instructions, shares attributable to me will be voted FOR the listed proposals and FOR other matters as recommended by the Board of Directors.


---------------------------------            -----------------------------------
                Date                                       Signature

     Please date, sign exactly as your name appears and return this form in the enclosed envelope.

     The signer acknowledges receipt from the Company prior to the execution of this Vote Authorization Form of a Notice of Meeting and of a Proxy Statement dated March 31, 2004, as well as a copy of FFLC Bancorp's 2003 Annual Report.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS

     This authorization form is revocable and will be voted as directed, but if no instructions are specified, these shares will be voted FOR each of the proposals listed.